UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 16, 2004



                             SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On August 16, 2004, the registrant announced that it had appointed Robert B. Lewis as its Executive Vice President and Chief Financial Officer. The registrant also indicated, as previously announced, that Anthony J. Allott was promoted to President of the registrant and that D. Greg Horrigan was appointed Co-Chairman of the Board along with R. Philip Silver with both Messrs. Silver and Horrigan continuing in their Co-Chief Executive Officer roles. For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No.                         Description
-----------                         -----------

99.1 Press Release dated August 16, 2004 announcing the appointment of Robert B. Lewis as Executive Vice President and Chief Financial Officer of the registrant and, as previously announced, the promotion of Anthony J. Allott to President of the registrant and the appointment of D. Greg Horrigan as Co-Chairman of the Board of the registrant along with R. Philip Silver.




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






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SILGAN HOLDINGS INC.


                                   By:  /s/ Frank W. Hogan, III
                                        --------------------------------------
                                        Frank W. Hogan, III
                                        Senior Vice President, General Counsel
                                           and Secretary

     Date:  August 18, 2004



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



                                INDEX TO EXHIBITS



       Exhibit No.                           Description
       -----------                           -----------

         99.1 Press Release dated August 16, 2004 announcing the appointment of Robert B. Lewis as Executive Vice President and Chief Financial Officer of the registrant and, as previously announced, the promotion of Anthony J. Allott to President of the registrant and the appointment of D. Greg Horrigan as Co-Chairman of the Board of the registrant along with R. Philip Silver.




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